SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A1

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 13, 2000

                               JAYARK CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                               0-3255                    13-1864519
----------------------------   ------------------------      -------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                       IDENTIFICATION NO)

300 PLAZA DRIVE, VESTAL, NEW YORK                                   13850
---------------------------------                                   -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 607-729-9331


(FORMER ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         BDO Seidman, LLP, the independent public accountants that were previously engaged as the principal accountant to audit the Company's financial statements resigned as the Company's principal accountant on November 13, 2000. During the past five years, UP TO AND INCLUDING NOVEMBER 13, 2000, THE DATE OF RESIGNATION, BDO Seidman's report on the financial statements has never (i) contained an adverse opinion or a disclaimer of opinion; nor (ii) been qualified or modified as to uncertainty, audit scope, or accounting principles. During the past five fiscal years, there were no disagreements between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, LLP, would have cause BDO Seidman, LLP to make reference to the subject matter of the disagreement or disagreements.

         The Company has hired KPMG to perform certain accounting services for the Company, and subject to stockholder approval, to perform an audit of the Company's financial statements for the fiscal year ending April 30, 2001. The hiring of KPMG was approved by the Board of Directors. During the Company's two most recent fiscal years and subsequent interim periods prior to the engagement of KPMG, the Company did not, nor did anyone on the Company's behalf, consult KPMG regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial report issue, or (B) any matter that was the subject of a disagreement between the Company and BDO Seidman, LLP, or an event described in paragraph 304(a)(1)(v) of the SEC's Regulation S-K. The Board of Directors has appointed KPMG as principal accountants for the fiscal year ending April 30, 2001, subject to the ratification of the appointment by stockholders at the annual meeting.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C) EXHIBITS

         EXHIBIT NUMBER        DESCRIPTION

         16.1                  LETTER REGARDING CHANGE IN CERTIFYING ACCOUNTANT

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                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                          JAYARK CORPORATION
                                             (REGISTRANT)



DATE: NOVEMBER 29, 2000                     /s/ Bob Nolt
                                          -----------------------
                                          CHIEF FINANCIAL OFFICER